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                                                                 Exhibit 10.1

THIS NOTE, AND THE SECURITIES ISSUABLE PURSUANT HERETO (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY U.S. STATE OR TERRITORY. THE SECURITIES ARE BEING OFFERED AND SOLD PURSUANT TO REGULATION S OF THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT. THE SECURITIES, ARE "RESTRICTED SECURITIES" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S) UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO REGULATION S, OR PURSUANT TO OTHER AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. A HOLDER OF ANY OF THE SECURITIES MAY NOT ENGAGE IN HEDGING TRANSACTION WITH REGARD TO SUCH SECURITIES UNLESS IN COMPLIANCE WITH THE ACT.

                                PROMISSORY NOTE

US$1,000,000.00                 Toronto, Ontario              September 18, 2000

      FOR VALUE RECEIVED, on or before October 31, 2000 (the "Maturity Date"), CMERUN CORP. (the "Company"), a Delaware corporation, promises to pay to the order of CALP II LIMITED PARTNERSHIP (the "Holder"), a Bermuda limited partnership, through payment to its agent, THOMSON KERNAGHAN & CO. LIMITED (the "Agent"), at the Agent's principal office located at 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2 Canada, in lawful money of the United States of America and in immediately available funds, the principal sum of ONE MILLION DOLLARS AND NO CENTS, together with interest thereon in the form of TEN THOUSAND (10,000) restricted shares (the "Shares") of the Company's authorized and unissued common stock ("Common Stock"), which the Company shall issue and deliver to the Agent contemporaneously with the execution and delivery of this Note. If the Company does not pay the principal amount by the Maturity Date, then the Company promises to pay the Agent, on demand, as additional interest, 1,000 shares (the "Additional Shares") of Common Stock for each $100,000 or portion thereof of unpaid principal, for each 30 days or portion thereof after the Maturity Date that any principal of this Note remains unpaid. The Company agrees to include the resale of the Shares and any Additional Shares in the next registration statement that the Company files under the Securities Act of 1933, as amended (the "Act").

      The Company represents and warrants to the Agent and the Holder that: (i) the Company is duly organized and validly existing in good standing in the State of Delaware, and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its assets or activities so require; (ii) the execution, delivery and performance of this Note have been duly authorized by all necessary corporate action by the Company;
(iii) this Note is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement may be limited by the application of laws affecting creditors' rights generally or by general principles of equity; (iv) in offering and selling this Note to the Agent, the Company has complied with all of the provisions of Rule 903 of Regulation S of the U.S. Securities and Exchange Commission, and the offer and sale of this Note, including the Shares and any Additional Shares to be issued hereunder, are exempt from the registration requirement of the U.S. Securities Act of 1933, as amended.


                                  Page 1 of 2
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      This Note shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Delaware, then Delaware law shall govern the construction and enforcement of that provision. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action arising out of relating to this Note, and the Company hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change such venue. The Company agrees to pay the Agent's and the Holder's reasonable attorney's fees incurred in connection with the preparation and enforcement of this Note.

                                        CMERUN CORP.


                                        By /s/ CAMERON CHELL
                                           -------------------------------------
                                        Name CAMERON CHELL
                                             -----------------------------------
                                        Title
                                              ----------------------------------
                                        Date signed OCT 9/00
                                                    ----------------------------


                                  Page 2 of 2
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                       REGULATION S REPRESENTATION LETTER

      Part A - Acknowledgement. The undersigned acknowledges that cMeRun Corp. is relying upon the following representations and warranties in issuing to the undersigned the Promissory Note dated September 18, 2000 (the "Note") and shares of cMeRun Corp. common stock pursuant thereto (together with the Note, the "Securities").

      Part B - Accredited Investor Status. The undersigned hereby certifies that it is (i) a partnership not formed for the specific purpose of purchasing the Note and having assets in excess of $5,000,000 or (ii) an entity in which all of the equity owners are accredited investors as such term is defined in Rule 501(a) promulgated under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act").

      Part C - Regulation S Representations. In connection with the purchase of the Securities, the undersigned hereby represents, warrants and acknowledges:

      (a) that it is not a U.S. person (as defined in the U.S. Securities Act) and is not acquiring the securities for the account or benefit of a U.S. person;

      (b) it will resell the Securities only in accordance with the provisions of Regulation S promulgated under the U.S. Securities Act ("Regulation S"), pursuant to a registration under the U.S. Securities Act or pursuant to an available exemption from registration;

      (c) it will not engage in any hedging transactions with regard to the Securities unless in compliance with the U.S. Securities Act;

      (d) that the Securities it receives will contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption therefrom and that hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Securities Act;

      (e) that the Company may refuse to register any transfer of Securities unless such transfer is made in accordance with the registration requirements under the U.S. Securities Act, or pursuant to an exemption under the U.S. Securities Act, or in accordance with Regulation S.

      Executed under seal as of the 18th day of September 2000.

                                        CAPL II Limited Partnership,
                                        By VMH Investment Management Ltd., its
                                        General Partner


                                        By /s/ Cameron Chell
                                           -------------------------------------